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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
1-800 CONTACTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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1-800 CONTACTS, INC.
66 E. Wadsworth Park Drive
Draper, Utah 84020
Telephone: (801) 924-9800

April 15, 2005

Dear Stockholder:

        You are cordially invited to attend our 2005 Annual Meeting of Stockholders, which will be held on Friday, May 20, 2005, at 10:00 a.m. (Mountain time) at our executive offices, 66 E. Wadsworth Park Drive, Draper, Utah 84020. With this letter, we have enclosed a copy of our 2004 Annual Report for the fiscal year ended January 1, 2005, notice of annual meeting of stockholders, proxy statement and proxy card. These materials provide further information concerning the annual meeting. If you would like another copy of the 2004 Annual Report, please contact Robert G. Hunter, Vice President of Finance and Treasurer, and you will be sent one.

        At this year's annual meeting, the agenda includes the election of certain directors, an amendment to our 2004 Stock Incentive Plan and a proposal to ratify the appointment of our independent auditors. The Board of Directors recommends that you vote FOR election of the slate of nominees for directors, FOR the amendment to the 2004 Stock Incentive Plan and FOR ratification of appointment of the independent auditors. We will also report on current business conditions and our recent developments. Members of the Board of Directors and our executive officers will be present to discuss the affairs of 1-800 CONTACTS and to answer any questions you may have.

        It is important that your shares be represented and voted at the annual meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure your shares will be represented. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

        We look forward to seeing you at the annual meeting.

Sincerely,

Jonathan C. Coon Chief Executive Officer

1-800 CONTACTS, INC.
66 E. Wadsworth Park Drive
Draper, Utah 84020
Telephone: (801) 924-9800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 20, 2005
10:00 a.m. Mountain Time

        The 2005 Annual Meeting of Stockholders of 1-800 CONTACTS, INC. will be held on Friday, May 20, 2005, at 10:00 a.m. (Mountain time), at our executive offices, 66 E. Wadsworth Park Drive, Draper, Utah 84020. The annual meeting is being held for the following purposes:

  1.
  To elect three Class I Directors to serve until the annual meeting of stockholders in 2008 and until their successors are duly elected and qualified or until their earlier removal or resignation (the Board of Directors recommends a vote FOR the nominees named in the attached proxy statement proposal);

  2.
  To approve an amendment and restatement of our 2004 Stock Incentive Plan (the Board of Directors recommends a vote FOR this proposal);

  3.
  To ratify the appointment of KPMG LLP as the independent auditors of 1-800 CONTACTS, INC. for the fiscal year ending December 31, 2005 (the Board of Directors recommends a vote FOR this proposal); and

  4.
  To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

        These items are fully discussed in the following pages, which are made part of this notice. Only stockholders of record at the close of business on April 1, 2005 will be entitled to vote at the annual meeting.

        Enclosed with this Notice of Annual Meeting of Stockholders is a proxy statement, related proxy card with a return envelope and our 2004 Annual Report for our fiscal year ended January 1, 2005. The 2004 Annual Report contains financial and other information that is not incorporated into the proxy statement and is not deemed to be a part of the proxy soliciting material.

By Order of the Board of Directors

R. Joe Zeidner Secretary

April 15, 2005

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

1-800 CONTACTS, INC.
66 E. Wadsworth Park Drive
Draper, Utah 84020
Telephone: (801) 924-9800

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT VOTING
PROXY STATEMENT
Voting and Revocability of Proxies
Record Date and Share Ownership
PROPOSAL NO. 1—ELECTION OF DIRECTORS
Class I Directors—Director Nominees
Class II Directors
Class III Directors
Director Compensation
About the Board and its Committees
Recommendation of the Board
PROPOSAL NO. 2—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2004 STOCK INCENTIVE PLAN
New Incentive Plan Benefits
Recommendation of the Board
PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors
Recommendation of the Board
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
General
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Employment Agreements
Equity Compensation Plans
Report of the Compensation Committee on Executive Compensation
Compensation Philosophy and Review
Compensation Committee Interlocks and Insider Participation
Certain Relationships and Related Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
Corporate Governance
Report of the Audit Committee of the Board of Directors
PERFORMANCE GRAPH
SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION
COMMUNICATIONS WITH DIRECTORS
OTHER MATTERS

QUESTIONS AND ANSWERS ABOUT VOTING

Q:    Why did you send me this proxy statement?

  A:
  This proxy statement is being sent to you because 1-800 CONTACTS' Board of Directors is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. This proxy statement summarizes the information you need to know to vote on an informed basis on the matters to be voted on at the annual meeting. Stockholders of record as of the close of business on April 1, 2005 are entitled to vote. This proxy statement is being sent on or about April 15, 2005 to those persons who are entitled to vote at the annual meeting.

Q:    How many votes do I have?

  A:
  Each share of 1-800 CONTACTS' common stock that you own entitles you to one vote.

Q:    How do I vote?

  A:
  You can vote on matters presented at the annual meeting in two ways:

  1.
  You can vote by filling out, signing and dating your proxy card and returning it in the enclosed envelope; OR

  2.
  You can attend the annual meeting and vote in person.

Q:    How do I vote by proxy?

  A:
  If you properly fill out your proxy card and send it to us in time to vote, your shares will be voted as you have directed. If you do not specify a choice on your proxy card, the individuals named on the proxy card will vote your shares in accordance with the recommendations of 1-800 CONTACTS' Board of Directors.

  Whether or not you plan to attend the annual meeting, we urge you to complete, sign, date and return your proxy card in the enclosed envelope. Returning the proxy card will not affect your right to attend the annual meeting and vote in person.

Q:    How do I vote in person?

  A:
  If you attend the annual meeting, we will give you a ballot when you arrive.

Q:    If my shares are held in "street name" by my broker, will my broker vote my shares for me?

  A:
  Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:    Can I change my vote or revoke my proxy after I have mailed my proxy card?

  A:
  You can change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice to the Corporate Secretary of 1-800 CONTACTS at our headquarters stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the annual meeting and vote in person. Simply attending a meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you received from your broker to change your vote.

Q:
Will there be any matters voted upon at the annual meeting other than those specified in the Notice of Annual Meeting?

A:
1-800 CONTACTS' management does not know of any matters other than those discussed in this proxy statement that will be presented at the annual meeting. If other matters are properly brought before the meeting and 1-800 CONTACTS does not have notice of these matters a reasonable time prior to the annual meeting, all proxies will be voted in accordance with the recommendations of 1-800 CONTACTS' management.

Q:    What is the voting requirement to approve each of the proposals?

  A:
  Directors will be elected by a plurality of the votes cast at the annual meeting, which means that the three nominees receiving the highest number of votes will be elected. The affirmative vote of a majority of the total number of shares present and entitled to vote at the annual meeting will be necessary to ratify the appointment of KPMG LLP as our independent auditors for the 2005 fiscal year and to approve the amendment to the 2004 Stock Incentive Plan.

Q:    How are votes counted?

  A:
  Stockholders of record of 1-800 CONTACTS' common stock as of the close of business on April 1, 2005 are entitled to vote at the annual meeting. As of April 1, 2005, there were 13,306,853 shares of common stock outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote on each matter to come before the annual meeting.

  In the election of directors, you can withhold your vote for any nominee. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposals, you can vote to "abstain." If you vote to "abstain," your shares will be counted as present at the annual meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal.

  Under Delaware law, broker "non-votes" are also counted for purposes of determining whether a quorum is present, but are not counted in determining whether a matter requiring a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

Q:    How are proxies being solicited and who pays for the solicitation of proxies?

  A:
  Initially, 1-800 CONTACTS will solicit proxies by mail. 1-800 CONTACTS' directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. 1-800 CONTACTS will pay all expenses of solicitation of proxies.

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of 1-800 CONTACTS, INC., a Delaware corporation ("1-800 CONTACTS" or the "Company"), of proxies for use in voting at the Annual Meeting of Stockholders scheduled to be held on May 20, 2005 and at any postponement or adjournment thereof. This Proxy Statement and the related proxy card are being mailed to holders of the common stock of 1-800 CONTACTS, commencing on or about April 15, 2005. References in this Proxy Statement to "we," "our" or "us" refer to 1-800 CONTACTS, unless otherwise noted.

Voting and Revocability of Proxies

        When proxies are properly dated, executed and returned, the shares they represent will be voted as directed by the stockholder on all matters properly coming before the annual meeting.

        Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted:

  1.
  FOR the nominees for directors named in this Proxy Statement;

  2.
  FOR the approval of the amendment and restatement of our 2004 Stock Incentive Plan; and

  3.
  FOR the ratification of the appointment of KPMG LLP as independent auditors in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes.

        In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

        Returning your completed proxy will not prevent you from voting in person at the annual meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to the Secretary of the Company prior to the annual meeting or by submission of a later-dated proxy.

        At the annual meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the stockholders' voting. The presence of a quorum is required to transact the business proposed to be transacted at the annual meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute the necessary quorum for any business to be transacted at the annual meeting. In accordance with the General Corporation Law of the State of Delaware (the "DGCL"), properly executed proxies marked "abstain" as well as proxies held in street name by brokers that are not voted on all proposals to come before the annual meeting ("broker non-votes"), will be considered "present" for the purposes of determining whether a quorum has been achieved at the annual meeting.

        The three nominees for director receiving the greatest number of votes cast at the annual meeting in person or by proxy shall be elected. Consequently, any shares of common stock present in person or by proxy at the annual meeting but not voted for any reason have no impact in the election of directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. All other matters to be considered at the annual meeting require the favorable vote of a majority of the shares entitled to vote at the meeting either in person or by proxy. Stockholders have no right to cumulative voting as to any matter, including the election of directors. If any proposal at the annual meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under the DGCL and therefore have the effect of a vote against such proposal. Broker non-votes in respect to any proposal are not counted for purposes of determining whether such proposal has received the requisite approval under the DGCL.

Record Date and Share Ownership

        Only stockholders of record of the common stock on the books of the Company at the close of business on April 1, 2005 will be entitled to vote at the annual meeting. On that date, we had 13,306,853 shares of common stock outstanding. A list of our stockholders will be open to the examination of any stockholders, for any purpose germane to the meeting, at our headquarters for a period of ten (10) days prior to the meeting. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The Board is currently comprised of eight directors, six of whom are "independent", as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (NASD) listing standards. The Board is currently divided into three classes and the term of each class expires in a different year. At the annual meeting, three directors are to be elected as members of Class I to serve until the annual meeting in 2008 and until their successors are elected and qualified or until their earlier removal or resignation. The Board has nominated three nominees set forth below, each of whom has agreed to serve as a director if elected and each of whom has been nominated by the Governance and Nominating Committee. Each nominee currently serves as a director of 1-800 CONTACTS. In the event any nominee is unable or unwilling to serve as a director at the time of the annual meeting (which events are not anticipated), the persons named on the enclosed proxy card may substitute another person as a nominee or may add or reduce the number of nominees to such extent as they shall deem advisable.

        Subject to rights of holders of any series of preferred stock to fill newly created directorships or vacancies, any newly created directorships resulting from an increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation, disqualification or removal for cause shall be filled by a vote of majority of the total number of directors then in office, in accordance with the Governance and Nominating Committee Charter.

        Mr. Subotky and Mr. Yacktman have expressed their desire to leave the Board in order to focus more fully on their growing business, but they have agreed to continue in their current capacity while a search is conducted for new board members. The Governance and Nominating Committee is actively searching for and interviewing potential board candidates.

        Information regarding our director nominees and our directors not subject to reelection at the annual meeting is set forth below:

Name	Age	Position
Jonathan C. Coon	35	Chief Executive Officer and Director (Chairman)
Thomas H. Boggs, Jr.(3)	64	Director
E. Dean Butler(1)(3)	60	Director
Bradley T. Knight(1)(2)	46	Director
John F. Nichols	44	Vice President, Trade Relations and Director
Jason S. Subotky(1)(2)	34	Director
Garth T. Vincent(3)	43	Director
Stephen A. Yacktman(2)	35	Director

(1)
Member of the Compensation Committee.

(2)
Member of the Audit Committee.

(3)
Member of the Governance and Nominating Committee.

        There are no family relationships between or among any of our directors or executive officers. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

Class I Directors—Director Nominees

        Thomas H. Boggs, Jr. has served as a director of 1-800 CONTACTS since December 2002. Mr. Boggs has been a member of the law firm of Patton Boggs since 1966. Mr. Boggs' legal practice extends into healthcare, insurance, tax issues and international trade.

        John F. Nichols is a co-founder of 1-800 CONTACTS and currently serves as Vice President, Trade Relations and a director. Prior to his current position, Mr. Nichols served as Vice President, Sales until March 2003. Mr. Nichols served as Vice President, Operations until November 1999. Mr. Nichols is a certified optician in the State of California and was the owner of the Discount Lens Club from 1991 until February 1995. Mr. Nichols worked with Bausch & Lomb as a Senior Sales Representative from 1989 to 1991.

        Garth T. Vincent has served as a director of 1-800 CONTACTS since July 2003. Mr. Vincent is a partner in the law firm of Munger, Tolles & Olson LLP. Mr. Vincent's legal practice consists principally of complex business litigation.

Class II Directors

        E. Dean Butler has served as a director of 1-800 CONTACTS since January 1998. Mr. Butler currently serves as Chairman of Sight Resource Corporation, a U.S. company which operates 116 optical retail stores, mostly in the Northeast. In addition, Mr. Butler is an owner of and director of Vision Express Philippines, an operator of optical superstores in the Philippines, Guam and Singapore. In 1988, Mr. Butler founded Vision Express in Europe, which merged with the French retail group, GPS, to form Grand Vision in late 1997. In 1983, Mr. Butler founded LensCrafters and served as its Chief Executive Officer until 1988. Prior to 1983, Mr. Butler was employed by Procter & Gamble in various marketing positions since 1969.

        Stephen A. Yacktman has served as a director of 1-800 CONTACTS since February 1996. Mr. Yacktman is currently a Vice President at Yacktman Asset Management Co., an investment advisory company, where he has been employed since 1993. Mr. Yacktman's responsibilities include portfolio management, stock analysis and trading. Mr. Yacktman holds a Bachelor's Degree in economics and an MBA from Brigham Young University.

        The terms of Messrs. Butler and Yacktman expire at the 2006 Annual Meeting.

Class III Directors

        Jonathan C. Coon is a co-founder of 1-800 CONTACTS and currently serves as Chief Executive Officer and a director. Mr. Coon received his Bachelor's Degree from Brigham Young University in 1994. Mr. Coon has more than ten years of experience in the contact lens distribution industry.

        Bradley T. Knight has served as a director of 1-800 CONTACTS since August 2000. Mr. Knight retired from Flextronics International Ltd. in April 2002. Mr. Knight served from January 1994 to April 2002 as the General Manager and Vice President of Operations of Flextronics International Ltd., responsible for developing and managing a manufacturing facility in Mexico. Prior to this, Mr. Knight spent approximately two years as a General Manager for Flextronics in various locations, including Texas and Malaysia, and served as a Director of Manufacturing for Metcal, Inc.

        Jason S. Subotky has served as a director of 1-800 CONTACTS since March 2000. Mr. Subotky is currently a portfolio manager at Yacktman Asset Management Co., an investment advisory company, where he has been employed since 2001. Prior to joining Yacktman Asset Management Co., he was a general partner of Peterschmidt Ventures, a private investment firm, from 1999 to 2001. From 1994 to 1999, Mr. Subotky was a Vice President of Goldman Sachs & Co., an investment banking firm. Mr. Subotky holds a Bachelor's Degree from the University of Southern California and an MBA from Brigham Young University.

        The terms of Messrs. Coon, Knight and Subotky expire at the 2007 Annual Meeting.

Director Compensation

        We pay non-employee directors the greater of an annual retainer of $20,000 or $2,000 for each full board meeting attended and $1,000 for each committee meeting attended. We also compensate our non-employee directors through annual grants of restricted stock or options with exercise prices equal to or greater than the fair market value of the common stock on the grant date. In February 2004, we granted to each of Messrs. Butler, Yacktman, Subotky, Vincent, Boggs and Knight options to purchase 951 shares of common stock with an exercise price of $22.00 per share. All options to purchase shares of common stock granted during 2004 vest in four equal installments beginning on the first anniversary of their grant date. We also reimburse all directors for reasonable expenses incurred in attending Board and committee meetings.

About the Board and its Committees

        Meetings of the Board and its Committees.    The Board held six meetings during fiscal 2004. The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. Each director is expected to attend each meeting of the Board and those committees on which he serves. In addition to meetings, the Board and its committees review and act upon matters through written consent procedures. Each of the directors attended 75% or more of the total number of meetings of the Board and those committees on which he served during the last fiscal year.

        The Audit Committee.    The Audit Committee makes recommendations to the Board regarding the selection of the independent auditors and reviews the independence of such auditors, pre-approves the scope of the annual audit and other activities of the independent auditors and reviews such audit results. KPMG LLP presently serves as the independent auditor of 1-800 CONTACTS. The Board adopted and approved an amended and restated charter for the Audit Committee on October 27, 2003, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee is currently comprised of Messrs. Yacktman (Chairman), Subotky and Knight. The Board has determined that Mr. Yacktman is an "audit committee financial expert" as defined in Item 401(k) of Regulation S-K. All of the members of the Audit Committee are independent directors, as defined in Rule 4200(a)(15) of the NASD listing standards. The Audit Committee met on five occasions in fiscal 2004.

        The Compensation Committee.    The Compensation Committee makes recommendations to the Board relating to the compensation arrangements of all of our executive officers and any awards to be made under our stock incentive plan. The Board adopted and approved an amended and restated charter for the Compensation Committee on October 27, 2003, a copy of which is attached to this proxy statement as Appendix B. The Compensation Committee is currently comprised of Messrs. Butler (Chairman), Knight and Subotky. All of the members of the Compensation Committee are independent directors, as defined in Rule 4200(a)(15) of the NASD listing standards. The Compensation Committee met on four occasions in fiscal 2004.

        The Governance and Nominating Committee.    The Board adopted and approved the Governance and Nominating Committee Charter on October 27, 2003, a copy of which was filed as an appendix to our proxy statement for the 2004 Annual Meeting. The Governance and Nominating Committee makes recommendations to the Board of candidates for election to the Board, evaluates the overall effectiveness of the Board, reviews and considers developments in corporate governance and makes recommendations to the Board regarding various corporate governance principles and procedures. The Governance and Nominating Committee also considers nominees proposed by the stockholders and evaluates such nominees in the same manner as other candidates. The Governance and Nominating Committee seeks highly qualified candidates from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Nominees should have experience in positions with a high degree of responsibilities and be leaders in the companies or institutions with which they are affiliated. Board members are ultimately selected based upon contributions they can make to the Board and management and their ability to represent our shareholders. To recommend a prospective nominee to the Governance and Nominating Committee, stockholders should submit the candidate's name and qualifications to the Secretary of the Company at its principal executive offices. The Governance and Nominating Committee is currently comprised of Messrs. Vincent (Chairman), Boggs and Butler. All of the members of the Governance and Nominating Committee are independent directors, as defined in Rule 4200(a)(15) of the NASD listing standards. The Governance and Nominating Committee met on two occasions in fiscal 2004.

        Company Code of Ethics.    The Board has adopted a Code of Ethics that applies to our directors, officers and employees. The Code of Ethics will be made available, without charge, upon written request made to the Secretary of the Company at its principal executive offices. We have also filed a copy of the Code of Ethics with the SEC as an exhibit to our 2003 Annual Report.

Recommendation of the Board

        THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2004 STOCK INCENTIVE PLAN

        The Board has approved an amendment and restatement of the 2004 Stock Incentive Plan (the "Incentive Plan"). The amendment (i) increases the number of shares of common stock that may be issued under the Incentive Plan from 1,590,000 to 1,940,000 and (ii) restricts the number of options that can be granted to any one individual in any calendar year to 200,000 (the "Plan Amendment"). The Plan Amendment is being proposed to allow us to continue providing competitive stock incentives that attract and retain key personnel, as permitted under the terms of the Incentive Plan. As of April 2, 2005, 27,549 shares of restricted stock and options to purchase an aggregate of 1,254,940 shares of common stock, at exercise prices ranging from $5.4688 to $43.7500 per share, were outstanding under the Incentive Plan.

        The following is a summary of the principal features of the Incentive Plan, assuming approval of the Plan Amendment. The summary, however, does not purport to be a complete description of all provisions of the Incentive Plan and is qualified in its entirety by the detailed provisions of the Incentive Plan, reflecting the Plan Amendment, a copy of which is attached to this proxy statement as Appendix C.

        General.    In February 1998, we established our Incentive Plan. Assuming approval of the Plan Amendment, a maximum of 1,940,000 shares of common stock, subject to adjustment, are authorized for the granting of stock options and restricted stock awards under the Incentive Plan. Options granted under the Incentive Plan may be either "incentive stock options," which qualify for special tax treatment under the Internal Revenue Code, or nonqualified stock options. The Incentive Plan is intended to comply with Rule 16b-3 of the Exchange Act.

        Eligibility.    All of our employees and members of our Board are eligible to be granted options and restricted stock awards. Individuals who have rendered or are expected to render advisory or consulting services to us within a twelve-month period of the grant date, or to whom an offer of employment has been extended by the Company, are also eligible to receive options.

        Administration.    Our Incentive Plan is administered by the Compensation Committee. The Compensation Committee has full authority to interpret and construe any provision of our Incentive Plan. Decisions of the Compensation Committee are final and binding.

        Grant of Options and Restricted Stock Awards; Vesting.    The Compensation Committee may grant at any time to any eligible person an option entitling such person to purchase our common stock in such quantity or a restricted stock award, in each case, at such price, on such terms and subject to such conditions consistent with the provisions of our Incentive Plan as may be established by the Compensation Committee on or prior to the date of grant of such option or restricted stock award. The exact terms of the option or restricted stock award will be contained in an agreement between us and the person to whom such option or restricted stock award is granted. Eligible employees are not required to pay anything to receive options but are required to pay the aggregate par value of the restricted stock award. The exercise price for incentive stock options must be no less than the fair market value of the common stock on the date of grant. The exercise price of nonqualified stock options is not subject to any limitation based on the then current market value of the common stock. Options granted prior to 2002 will expire not later than the tenth anniversary of the date of grant. Most options granted from 2002 through the present will expire not later than the fifth anniversary of the date of grant, while some of the options granted in 2002 will expire not later than the seventh anniversary of the date of the grant. An option holder will be able to exercise options from time to time, subject to vesting. All of the options granted under the Incentive Plan through fiscal 1999 vest in three equal installments beginning on the first anniversary of the grant date and have an exercise price equal to the fair market value of the common stock on the grant date. Generally, options granted subsequent to fiscal 1999 under the Incentive Plan vest in four equal installments beginning on the first anniversary of the grant date and have an exercise price equal to or greater than the fair market value of the common stock on the grant date. Each grant of restricted stock made under the Incentive Plan shall specify the applicable restrictions on such grant (including vesting restrictions), the duration of such restrictions and the time or times at which such restrictions will lapse. In the event that a grantee of restricted stock ceases to be a director, officer or employee of, or otherwise performing services for, us or any of our subsidiaries, for any reason, all unvested shares of restricted stock shall be forfeited. Subject to the above conditions, the exercise price, duration of the options and vesting provisions of the options and the restricted stock will be set by the Compensation Committee in its discretion.

        Adjustments.    In order to prevent dilution or enlargement of the rights of grantees, the Board shall appropriately and proportionately adjust the number, price and kind of shares subject to outstanding options and unvested restricted stock or lapse of restrictions and those available for subsequent grant to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other similar change in our capitalization. The Board may also make any appropriate adjustment to reflect any spin-off, spin-out or other distribution of assets to stockholders or any acquisition of stock or assets or other similar change. The Compensation Committee shall determine the amount of the adjustment to be made in each such case, but no adjustment approved by the Compensation Committee shall be effective until and unless it is approved by the Board. In the event of any reorganization, reclassification, consolidation, merger or sale of all or substantially all of our assets, which is effected in such a way that holders of common stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such common stock, the Board may substitute the per share amount of such stock, securities or assets for shares upon any subsequent exercise of any option or lapse of restrictions on any shares of restricted stock, as the case may be.

        Limitations.    Assuming approval of the Plan Amendment, the aggregate number of shares underlying options granted to any eligible person during any calendar year may not exceed 200,000. No Incentive Stock Option may be granted under our Incentive Plan which is exercisable more than ten years after its grant date. No person may be granted Incentive Stock Options if the value of the shares subject to those options which first become exercisable in any given calendar year (and the value of the shares subject to any other Incentive Stock Options issued to such person under our Incentive Stock Option Plan which first become exercisable in such year) exceeds $100,000. Any Incentive Stock Options issued in excess of the $100,000 limit will be treated as options that are not Incentive Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted.

        Termination.    The Board may terminate our Incentive Plan at any time; provided that the Board must obtain the consent of the holder of any option or restricted stock prior to termination if such termination materially and adversely affects the rights of such holder of such options or restricted stock. No option or shares of restricted stock shall be granted under our Incentive Plan after the termination of our Incentive Plan, but the termination of our Incentive Plan shall not have any other effect. Any option outstanding at the time of the termination of our Incentive Plan may be exercised after termination of our Option Plan at any time prior to the expiration date of such option to the same extent such option would have been exercisable had our Incentive Plan not terminated.

New Incentive Plan Benefits

        Benefits to be received by our executive officers, directors and employees as a result of the proposed amendment and restatement of the Incentive Plan are not determinable, since the amount of grants of options and restricted stock made under the Incentive Plan is discretionary.

Recommendation of the Board

        THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE 2004 STOCK INCENTIVE PLAN.

PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has appointed KPMG LLP as independent auditors to audit our financial statements for the fiscal year ending December 31, 2005.

        Stockholder ratification of the selection of KPMG LLP as our independent auditors is not required by our by-laws or other applicable legal requirement. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. It is expected that a representative of KPMG LLP will be present at the annual meeting, with the opportunity to make a statement if he so desires, and will be available to answer appropriate questions.

        Approval of the proposal to ratify the appointment of KPMG LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

Principal Accountant Fees and Services

        For fiscal years 2003 and 2004, the following fees were billed to us for the indicated services:

	2003	2004
Audit Fees	$410,000	$969,000
Audit-Related Fees	59,000	147,000
Tax Fees	133,000	63,000
All Other Fees	—	—
Total Independent Auditors Fees	$602,000	$1,179,000

        Audit Fees.    Consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

        Audit-Related Fees.    Consist of fees billed for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits and due diligence in connection with acquisitions, attest services that are not required by statute or regulation and accounting consultations on proposed transactions.

        Tax Fees.    Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions and international tax planning.

        All Other Fees.    Consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Preapproval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved fiscal 2004 and fiscal 2003 services. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Recommendation of the Board

        THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of the common stock as of April 2, 2005 by (1) each of the executive officers named in the Summary Compensation Table; (2) each of our directors and director nominees; (3) all directors and executive officers as a group; and (4) each person or entity known to us to be the beneficial owner of more than five percent of the outstanding shares of common stock. All information with respect to beneficial ownership has been furnished to us by the respective director, director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite his or its name.

        Beneficial ownership of the common stock listed in the table has been determined in accordance with the applicable rules and regulations promulgated under the Exchange Act.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Executive Officers and Directors:
Jonathan C. Coon(1)(2)	3,087,315	23.2%
Brian W. Bethers(3)	21,565	*
Kevin K. McCallum(4)	98,433	*
John F. Nichols(1)(5)	1,082,863	8.1%
Thomas H. Boggs, Jr.(6)	10,237	*
E. Dean Butler(7)	116,823	*
Bradley T. Knight(8)	30,172	*
Stephen A. Yacktman(9)	183,022	1.4%
Graham D. Mullis(10)	15,000	*
Garth T. Vincent(11)	5,237	*
R. Joe Zeidner(12)	42,887	*
Jason S. Subotky(13)	40,412	*
All Directors and executive officers as a Group (11 persons)	4,733,966	35.7%
5% Stockholders:
Donald A. Yacktman(14)	1,105,000	8.3%
Perry Corp.(15)	1,545,000	11.6%
Wellington Management Company, LLP(16)	1,491,600	11.2%
Artisan Partners Limited Partnership(17)	1,057,100	7.9%
Mario Cibelli(18)	958,600	7.2%

*
Represents less than one percent.

(1)
The address of such person is the executive offices of 1-800 CONTACTS.

(2)
Includes: (i) direct beneficial ownership of 2,758,733 shares, (ii) indirect beneficial ownership of 95,974 shares held by Mr. Coon as custodian under the Uniform Gift to Minors Act, or UGMA, for and on behalf of Hannah K. Coon, (iii) indirect beneficial ownership of 95,974 shares held by Mr. Coon as custodian under UGMA for and on behalf of Abigail I. Coon, (iv) indirect beneficial ownership of 96,225 shares held by Mr. Coon as custodian under UGMA for and on behalf of Samuel Coon, (v) indirect beneficial ownership of an aggregate of 14,134 shares of common stock held by the reporting person's minor children and (vi) 26,275 shares that can be acquired through currently exercisable options.

(3)
Consists entirely of shares that can be acquired through the exercise of currently exercisable options.

(4)
Includes: (i) indirect beneficial ownership of 1,300 shares held by Mr. McCallum's children and (ii) 97,133 shares that can be acquired through currently exercisable options.

(5)
Includes: (i) direct beneficial ownership of 1,054,357 shares, (ii) direct beneficial ownership of 2,231 shares held by Mr. Nichols as custodian under the Uniform UGMA for and on behalf of Micah Matthew Howard, and (iii) 26,275 shares that can be acquired through currently exercisable options.

(6)
Consists entirely of shares that can be acquired through currently exercisable options.

(7)
Consists entirely of shares that can be acquired through currently exercisable options.

(8)
Includes: (i) direct beneficial ownership of 1,150 shares, (ii) 26,272 shares that can be acquired through currently exercisable options; (iii) 1,250 shares that will be able to be acquired in the future through the exercise of currently unvested stock options and (iv) 1,500 shares held by his wife.

(9)
Includes: (i) direct beneficial ownership of 167,084 shares, (ii) indirect beneficial ownership of 2,600 shares held by Mr. Yacktman as custodian under the UGMA for and on behalf of Stephen A. V. Yacktman, (iii) indirect beneficial ownership of 1,800 shares held by Mr. Yacktman as custodian under the UGMA for and on behalf of Jonathan R. Yacktman, (iv) indirect beneficial ownership of 1,000 shares held by Mr. Yacktman as custodian under the UGMA for and on behalf of Thomas W. Yacktman,, (v) 10,038 shares that can be acquired through currently exercisable options and (vi) 500 shares held by his wife.

(10)
Consists entirely of shares that can be acquired through currently exercisable options.

(11)
Consists entirely of shares that can be acquired through currently exercisable options.

(12)
Includes: (i) direct beneficial ownership of 754 shares and (ii) 42,133 shares that can be acquired through currently exercisable options.

(13)
Includes: (i) direct beneficial ownership of 36,640 shares and (ii) 3,772 shares that can be acquired through currently exercisable options.

(14)
Pursuant to a Schedule 13D/A filed with the SEC on February 12, 2004, Mr. Yacktman reported the sole power to vote or to direct the vote of 330,000 shares, and the sole power to dispose or to direct the disposition of 305,000 shares. In addition, Mr. Yacktman, in his capacity as trustee of the Aronold Trust, reported the sole power to vote or to direct the vote of 10,000 shares, and the sole power to dispose or to direct the disposition of 10,000 shares. By virtue of his relationship with Carolyn Z. Yacktman (his spouse), Mr. Yacktman reported that he may be deemed to share voting and dispositive power with respect to the 780,000 shares held by the Yacktman Family Trust (the "Yacktman Trust") and the 10,000 shares held by her as custodian of her dependent son. Carolyn Z. Yacktman serves as a trustee of the Yacktman Trust. Mr. Yacktman disclaims beneficial ownership of any of the shares of common stock beneficially owned by Mrs. Yacktman. The address for Mr. Yacktman is c/o Yacktman Asset Management Co., 1110 Lake Cook Road, Suite 385 Buffalo Grove, Illinois 60089 and the address for the Trust is c/o Citicorp Trust South Dakota, 701 East 60th Street North, Sioux Falls, South Dakota 57117.

(15)
Pursuant to a Schedule 13G/A filed with the SEC on February 9, 2005, Perry Corp. reported the sole power to vote and to dispose or direct the disposition of 1,545,000 shares. The address for Perry Corp. is 599 Lexington Avenue, New York, New York 10022.

(16)
Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2005, Wellington Management Company, LLP reported that in its capacity as an advisor, it may be deemed to beneficially own 1,491,600 shares held of record by its clients. The address for Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

(17)
Pursuant to a Schedule 13G filed with the SEC on January 26, 2005, Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler and Carlene Murphy Ziegler (collectively, "Artisan Partners") reported that in its capacity as an investment adviser, it may be deemed to beneficially own 1,057,100 shares held of record by its clients. The address for Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202.

(18)
Pursuant to a Schedule 13D/A filed with the SEC on August 16, 2004, Mario Cibelli reported that in his capacity as an investment manager, he may be deemed to beneficially own 958,600 shares. Mr. Cibelli's address is c/o Cibelli Capital Management, LLC, 52 Vanderbilt Avenue, 4th Floor, New York, New York, 10017.

EXECUTIVE COMPENSATION AND OTHER MATTERS

General

        Our executive officers are elected by and serve at the discretion of the Board. Each of our executive officers has entered into an employment agreement with us. See "Employment Agreements." The following table sets forth information concerning the compensation earned for the last three fiscal years by our chief executive officer and our other four most highly compensated executive officers (collectively, the "Named Executives").

Summary Compensation Table

	Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation		Restricted Stock Awards			Securities Underlying Options	All Other Compensation
Jonathan C. Coon Chief Executive Officer	2004 2003 2002	$207,517 196,217 189,583	$20,000 18,096 25,639		$23,671 20,272 24,850	(a) (a) (a)		— — —		1,700 1,700 3,200	$14,869 13,238 11,907	(b) (c) (d)
Brian W. Bethers(e) President and Chief Financial Officer	2004 2003	228,125 107,452	193,029 84,623	(f)	106,233	(h) (g)		— —		1,262 85,000	13,366 3,666	(b) (c)
Kevin K. McCallum Senior Vice President, Marketing and Sales	2004 2003 2002	199,950 188,603 177,364	55,280 38,263 17,906			(h) (h) (h)		— — —		1,778 1,778 2,400	14,438 13,155 11,878	(b) (c) (d)
Graham D. Mullis(i) President of ClearLab	2004 2003 2002	339,993 313,861 23,402	67,500 24,248 140,411			(h) (h) (h)		— — —		20,000 — 20,000	36,706 30,329 —	(b) (c)
R. Joe Zeidner Vice President, Legal Affairs and General Counsel	2004 2003 2002	171,483 161,733 152,192	97,204 183,450 54,737			(h) (h) (h)	$	— 149,925 —	(j)	1,778 1,778 22,400	12,777 11,602 10,926	(b) (c) (d)

(a)
For 2004, 2003 and 2002, includes a $6,000 car allowance for Mr. Coon and also includes $12,000 for the cost of domestic services paid by the Company on behalf of Mr. Coon plus the related taxes owed by Mr. Coon on the perquisite.

(b)
Reflects payments made by the Company on behalf of the Named Executives in 2004 as follows: $7,955, $7,540, $7,540, $8,797 and $7,540 for health insurance for Mr. Coon, Mr. Bethers, Mr. McCallum, Mr. Mullis and Mr. Zeidner, respectively; $203, $222, $196, $2,375 and $168 for term life insurance for Mr. Coon, Mr. Bethers, Mr. McCallum, Mr. Mullis and Mr. Zeidner, respectively; $211, $229, $203, $6,290 and $174 for long term disability insurance for Mr. Coon, Mr. Bethers, Mr. McCallum, Mr. Mullis and Mr. Zeidner, respectively; $6,500, $5,375, $6,500 and $4,896 for Company contributions to the 401(k) plan of Mr. Coon, Mr. Bethers, Mr. McCallum and Mr. Zeidner's 401(k) plan, respectively; and $19,244 for Company contributions to Mr. Mullis' approved personal pension plan nominated by Mr. Mullis.

(c)
Reflects payments made by the Company on behalf of the Named Executives in 2003 as follows: $6,846, $3,160, $6,780, $2,868 and $6,780 for health insurance for Mr. Coon, Mr. Bethers, Mr. McCallum, Mr. Mullis and Mr. Zeidner, respectively; $192, $102, $184, $1,938 and $158 for term life insurance for Mr. Coon, Mr. Bethers, Mr. McCallum, Mr. Mullis and Mr. Zeidner, respectively; $199, $105, $191, $5,122 and $164 for long term disability insurance for Mr. Coon, Mr. Bethers, Mr. McCallum, Mr. Mullis and Mr. Zeidner, respectively; $6,000 each for Company contributions to the 401(k) plan of Mr. Coon and Mr. McCallum's 401(k) plan; $4,500 for Company contributions to Mr. Zeidner's 401(k) plan; and $20,401 for Company contributions to Mr. Mullis' approved personal pension plan nominated by Mr. Mullis.

(d)
Reflects payments made by the Company on behalf of the Named Executives in 2002 as follows: $6,003, $6,003 and $6,003 for health insurance for Mr. Coon, Mr. McCallum and Mr. Zeidner respectively; $202, $189 and $163 for term life insurance for Mr. Coon, Mr. McCallum and Mr. Zeidner respectively; $261, $244 and $210 for long term disability insurance for Mr. Coon, Mr. McCallum and Mr. Zeidner respectively; $5,442 each for Company contributions to the 401(k) plan of Mr. Coon and Mr. McCallum's 401(k) plan; and $4,550 for Company contributions to Mr. Zeidner's 401(k) plan.

(e)
Mr. Bethers joined us in July 2003.

(f)
Includes a $35,000 relocation bonus.

(g)
Includes a $100,000 reimbursement of relocation expenses incurred by Mr. Bethers.

(h)
None of the perquisites and other benefits paid exceeded the lesser of $50,000 or 10% of the total annual salary and bonus received by such Named Executives.

(i)
Mr. Mullis joined us in December 2002.

(j)
As of January 1, 2005, 755 shares of restricted stock, with a value of $16,610, were vested and held by Mr. Zeidner. We do not pay dividends on any shares held by stockholders.

Option Grants in Last Fiscal Year

        The following table sets forth information regarding stock options granted to the Named Executives during our last fiscal year:

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(d)
	Number of Securities Underlying Options Granted (#)(a)
		% of Total Options Granted in Fiscal Year	Exercise or Base Price ($/Share)	Market Price on Date of Grant(b)
					Expiration Date(c)
						5% ($)	10% ($)
Jonathan C. Coon	1,700	1.1%	$22.00	$21.64	2/13/2009	$10,333	$22,833
Brian W. Bethers	1,262	0.9%	22.00	21.64	2/13/2009	7,671	16,950
Kevin K. McCallum	1,778	1.2%	22.00	21.64	2/13/2009	10,807	23,881
Graham D. Mullis	20,000	13.8%	22.00	21.64	2/13/2009	121,564	268,624
R. Joe Zeidner	1,778	1.2%	22.00	21.64	2/13/2009	10,807	23,881

(a)
Options vest in four equal annual installments beginning on the first anniversary of the date of grant..

(b)
Market price was determined based on the last reported sale price of the common stock as reported by the Nasdaq National Market.

(c)
Unless otherwise noted, options will expire the earlier of 30 days after the date of termination or February 13, 2009.

(d)
Potential realizable values are based on assumed annual rates of return specified by the SEC. Actual gains, if any, on stock option exercises depend on future performance of our common stock and overall market conditions. At an annual rate of appreciation of 5% per year for the option term, the price of the common stock would be approximately $28.08 per share. At an annual rate of appreciation of 10% per year for the option term, the price of the common stock would be approximately $35.43 per share.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        The following table sets forth information on options exercised in fiscal 2004 by the Named Executives and the value of such officers' options at the end of fiscal 2004:

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(a)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Unexercisable	Exercisable	Unexercisable	Exercisable
Jonathan C. Coon	—	—	5,575	23,625	$16,684	$246,230
Brian W. Bethers	—	—	65,012	21,250	—	—
Kevin K. McCallum	—	—	5,312	94,644	12,288	732,288
Graham D. Mullis	—	—	30,000	10,000	—	—
R. Joe Zeidner	—	—	15,312	34,644	112,288	112,288

(a)
Based upon a fair market value of the common stock at December 31, 2004 of $22.00 per share.

Employment Agreements

        Effective February 9, 2002, we entered into an employment agreement with Mr. Coon to replace the existing agreement that was scheduled to expire. The employment agreement has an initial term of four years, with a one year automatic extension, and provides that Mr. Coon will serve as our President and Chief Executive Officer. Pursuant to his employment agreement, Mr. Coon receives: (1) an annual base salary equal to at least $190,909, (2) an annual bonus of up to 10% of his annual base salary (upon the Company's achieving certain operating targets) and (3) certain fringe benefits. If his employment is terminated for any reason prior to the termination of such the employment agreement other than for Cause (as defined therein) or his resignation, he will be entitled to receive his base salary and health and disability benefits for 12 months following such termination in addition to 50% of his bonus for the year in which his employment was terminated if the termination is during the first six months of the year or 100% if such termination was during the last six months of the year.

        We entered into an employment agreement with Mr. Bethers on July 9, 2003. Mr. Bethers' employment agreement has an initial term of four years, with a one year automatic extension, and provides that he will serve as Chief Financial Officer. Pursuant to his employment agreement, Mr. Bethers is entitled to receive: (1) annual base salary equal to at least $225,000, (2) an annual bonus of up to $168,750 and (3) certain fringe benefits. If his employment is terminated for any reason prior to the termination of his agreement other than for Cause (as defined therein) or his resignation, Mr. Bethers will be entitled to receive his base salary and health and disability benefits for 12 months following such termination in addition to 50% of his bonus for the year in which his employment was terminated if the termination is during the first six months of the year or 100% if such termination was during the last six months of the year. In February 2004, Mr. Bethers was promoted to serve as our President as well as the Chief Financial Officer.

        We entered into an employment agreement with Mr. Mullis on December 1, 2002. Mr. Mullis' employment agreement provides that he will serve as the President of our International Division. Pursuant to his employment agreement, Mr. Mullis is entitled to receive: (1) annual base salary equal to at least 175,000 GBP, (2) an annual bonus of up to 10% of his annual base salary (upon the Company's achieving certain operating targets) and (3) certain fringe benefits. If Mr. Mullis' employment is terminated for any reason prior to the termination of his agreement other than for Cause (as defined therein), or he resigns based on the Company's uncured material breach of the agreement, Mr. Mullis will be entitled to receive 85% of his base salary and health and disability benefits for 12 months following such termination in addition to 50% of his bonus for the year in which his employment was terminated if the termination is during the first six months of the year or 100% if such termination was during the last six months of the year. The employment agreement also provides that Mr. Mullis will not compete with the Company for a period of one year following his termination of employment with the Company and will not disclose any confidential information at any time without our prior written consent.

        We entered into an employment agreement with Mr. Zeidner on September 6, 2000. Mr. Zeidner's employment agreement has an initial term of four years, with a one year automatic extension, and provides that he will serve as General Counsel. In March 2003, Mr. Zeidner was promoted to Vice President of Legal Affairs and Chief Legal Officer. Pursuant to his employment agreement, Mr. Zeidner is entitled to receive: (1) annual base salary equal to at least $110,000, (2) an annual bonus of up to $11,000 and (3) certain fringe benefits. If his employment is terminated for any reason prior to the termination of his agreement other than for Cause (as defined therein) or his resignation, Mr. Zeidner will be entitled to receive his base salary and health and disability benefits for 12 months following such termination in addition to 50% of his bonus for the year in which his employment was terminated if the termination is during the first six months of the year or 100% if such termination was during the last six months of the year.

        Each of Messrs. Coon,, McCallum and Zeidner has entered into a Confidentiality and Non-Competition Agreement with the Company effective February 1, 2002, and Mr. Bethers has entered into a Confidentiality and Non-Competition Agreement with the Company effective July 9, 2003. Pursuant to the terms of these agreements, each of the above named executives agreed not to compete with the Company for a period of two years following his termination of employment with the Company and not to disclose any confidential information at any time without our prior written consent.

Equity Compensation Plans

        The following table sets forth equity compensation plan information at the end of fiscal 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,261,927	$22.74	216,220
Equity compensation plans not approved by security holders	143,611	$5.45	None
Total	1,405,538	$20.97	216,220

        Prior to the establishment of our Incentive Stock Option Plan, we issued nonqualified stock options to various key employees, a consultant and a director. As of the end of fiscal 2004, options to purchase an aggregate of 143,611 shares of common stock, at exercise prices ranging from $1.61 to $5.50 per share, were outstanding. All of these options vest in three equal installments beginning on the first anniversary of the grant date and expire not later than the tenth anniversary of the grant date.

Report of the Compensation Committee on Executive Compensation

        This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Compensation Committee is currently comprised of Messrs. Butler, Knight and Subotky. The Compensation Committee reviews the recommendations of the Chief Executive Officer on the compensation levels of all other officers, reviews and approves changes to our compensation policies and practices and administers the Incentive Plan.

Compensation Philosophy and Review

        Our general compensation philosophy serves three principal purposes:

  1.
  to attract and retain qualified executives who will add to our long-term success;

  2.
  to link executive compensation to the achievement of our operational and strategic objectives; and

  3.
  to link executive compensation with each executive's performance, level of responsibility and overall contribution to our success.

        In making recommendations to the full Board concerning adjustments to compensation levels, the Compensation Committee intends to consider our financial condition and operational performance during the prior year. The Compensation Committee expects our executive compensation program to consist of three principal components: (1) base salary; (2) annual bonus; and (3) long-term equity incentives. Set forth below is a discussion as to how the compensation for each of our executive officers was determined for 2004:

        Base Salary.    In 2004, the Compensation Committee recommended to the Board, and the Board approved, an increase in the base salaries for Messrs. Coon, Bethers, McCallum, Mullis and Zeidner. Mr. Bethers joined the Company in July 2003, and Mr. Mullis joined the Company in December 2002. The previous base salaries for such executives (other than Messrs. Bethers and Mullis) were established in 2003 when the Compensation Committee recommended to increase their salaries from the previous base salary set in 2002. See "Executive Compensation and Other Matters—Employment Agreements." The total of base salary and bonus for each of these executive officers was increased in order to bring such compensation arrangements in line with market conditions and to reward such executives for their continued strong performance. Overall, Messrs. Coon, Bethers, McCallum, Mullis and Zeidner received an increase in total cash compensation in 2004 of approximately 1.0%, 37.8%, 9.5%, 8.3%, and 16.1%, respectively, as compared to 2004.

        Annual Bonus.    Messrs. Coon, Bethers, McCallum, Mullis and Zeidner are entitled to receive an annual bonus based on our achievement of certain targeted operating results, which are established by the full Board. The amount of bonus that such executive officer is eligible to earn is also established by the Board, which is subject to increase based on achievement beyond targeted levels. In general, the targeted operating results are determined based upon net sales and operating income. For the most part, executive officers achieved their individual performance objectives and were awarded bonuses accordingly.

        Long-Term Equity Incentives.    The long-term equity incentive currently utilized by the Committee is stock option and restricted stock grants. The Committee believes that stock option awards and restrictive stock grants are an effective incentive for our management to create value for our stockholders since the ultimate value of the stock options and restrictive stock bear direct relationship to the market price of the common stock. Executive officers are generally granted stock options and/or restrictive stock on an annual basis. The overall level of grants made to the executive officers is based on an assessment of their impact on our operating results. For fiscal 2004, the Committee recommended, and the full Board approved, the grant to the executive officers of options to purchase an aggregate of 34,054 shares of common stock, or 23.6% of the options granted in 2004 as part of our annual option grant program. As of April 2, 2005, 27,549 shares of restricted stock and options to purchase an aggregate of 1,254,940 shares of common stock were outstanding under the Incentive Plan and options to purchase an aggregate of 143,611 shares of common stock were outstanding from options granted prior to the establishment of the Incentive Plan.

        The foregoing report has been approved by all members of the Compensation Committee.

E. Dean Butler (Chairman) Bradley T. Knight Jason S. Subotky

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is composed of three directors appointed by the Board, each of whom is independent under applicable NASD listing rules. No member of the Compensation Committee: (i) was, during our last fiscal year, an officer or employee of the Company or any of its subsidiaries; (ii) was formerly an officer of the Company or any of its subsidiaries; or (iii) had any relationship requiring disclosure under Item 404 of Regulation S-K. The Compensation Committee operates under a written charter adopted by the Board in fiscal 2001 and amended and restated in fiscal 2003.

Certain Relationships and Related Transactions

        Each of our directors and executive officers have indemnification agreements with the Company.

        During fiscal year 2004, the law firm of Patton Boggs LLP provided legal services to the Company. Mr. Boggs, a member of our Board, is a partner of that law firm.

        During fiscal year 2004, the law firm of Munger, Tolles & Olson LLP provided legal services to the Company. Mr. Vincent, a member of our Board, is a partner of that law firm.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

        We believe that during our last fiscal year, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Corporate Governance

        Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of Nasdaq and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

  •
  The Board has adopted clear corporate governance policies;

  •
  A majority of the board members are independent of the Company and our management;

  •
  All members of the key board committees—the Audit Committee, the Compensation Committee and the Nomination and Governance Committee—are independent;

  •
  The independent members of the Board meet regularly without the presence of management;

  •
  We have a clear code of business conduct and corporate governance that is monitored by our legal department and is distributed to all employees and annually affirmed by our management;

  •
  The charters of the Board committees clearly establish their respective roles and responsibilities;

  •
  The Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls, or auditing matters; we have adopted a code of ethics that applies generally to all employees and specifically to our principal executive officer and all members of our finance department, including the principal financial officer and principal accounting officer; and

  •
  Our internal audit control function maintains critical oversight over the key areas of our business and financial processes and controls, and reports directly to the Audit Committee.

Report of the Audit Committee of the Board of Directors

        This Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not be deemed filed under the Acts.

        The Audit Committee is composed of three directors appointed by the Board, each of whom is independent under applicable NASD listing rules. The Audit Committee operates under a written charter adopted by the Board in fiscal 2001 and amended and restated in fiscal 2003. The Audit Committee recommends to the Board of Directors the selection of our independent auditors.

        Management is responsible for our internal accounting and financial controls, the financial reporting process and compliance with our legal and ethics programs. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuance of a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and report its findings to the full Board.

        In this context, the Audit Committee has met and held discussions separately, and jointly with each of management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees".

        The Audit Committee considered in advance of the provision of any non-audit services by our independent auditors whether the provision of such services is compatible with maintaining the independence of our external auditors.

        Our independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and the Audit Committee discussed with the independent auditors their independence.

        Based on the Audit Committee's discussion with management and the independent auditors, its review of the representations of management, and the report of the independent auditors, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended January 1, 2005.

Stephen A. Yacktman (Chairman) Jason S. Subotky Bradley T. Knight

PERFORMANCE GRAPH

        The following graph compares our cumulative total stockholder return since January 1, 2000 with the Russell 2000 Index, a peer group index comprised of an optical retail company (Peer Group 1) and a new peer group index composed of other optical retail companies and non-optical retail companies with similar business models (Peer Group 2). We changed our comparative group to Peer Group 2 because we believe such group is more representative of our business than Peer Group 1. The new group consists of five retail companies, including Emerging Vision Inc. (Peer Group 1). The graph assumes that the value of the investment in our common stock and each index was $100.00 on January 1, 2000.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG 1-800 CONTACTS, INC., THE RUSSELL 2000 INDEX
AND TWO PEER GROUPS

    *  $100 invested on 1/1/00 in stock or index—including reinvestment of dividends. Fiscal year ending the Saturday nearest to December 31.

	Jan. 1, 2000	Dec 30, 2000	Dec 29, 2001	Dec 28, 2002	Jan 3, 2004	Jan 1, 2005
1-800 CONTACTS	$100.00	$211.54	$93.12	$200.64	$155.19	$162.58
Russell 2000 Index	$100.00	$121.26	$117.59	$121.78	$96.08	$166.98
Peer Group Index(1)	$100.00	$6.49	$1.33	$0.59	$1.69	$2.54
Peer Group Index(2)	$100.00	$7.38	$22.52	$13.05	$27.56	$20.04

(1)
This peer group is comprised of Emerging Vision, Inc.

(2)
This peer group is comprised of the following companies: 1-800-Flowers.com, Inc., drugstore.com, inc., Emerging Vision, Inc. National Vision, Inc. and Coastal Contacts, Inc. The total return for each member of this peer group has been weighed according to each member's stock market capitalization.

SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION

        Proposals of stockholders intended to be eligible for inclusion in our proxy statement and proxy card relating to the 2006 annual meeting of stockholders of 1-800 CONTACTS must be received by us on or before the close of business December 15, 2005. Such proposals should be submitted by certified mail, return receipt requested.

        The by-laws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to our Corporate Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting (provided that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholders must be received no later than the close of business on the tenth day of the public announcement of such meeting) and that such notice must meet certain other requirements, including, with respect to director nominees, it must include all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). As a result, stockholders who intend to present a proposal at the 2006 annual meeting without inclusion of such proposal in our proxy materials are required to provide notice of such proposal no earlier than February 20, 2006 nor later than March 22, 2006 (assuming the date of next year's annual meeting is not changed by more than 30 days). Our proxy related to the 2006 annual meeting will give discretionary voting authority to the proxy holders to vote with respect to any such proposal that we receive after such date or any proposal received prior to that date if we advise stockholders in our 2006 proxy statement about the nature of the matter and how management intends to vote on such matter. Any stockholder interested in making such a nomination or proposal should request a copy of the provisions of the by-laws from the Secretary of the Company.

        We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended January 1, 2005, as filed with the Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to Robert G. Hunter, Vice President of Finance and Treasurer, 1-800 CONTACTS, INC., 66 E. Wadsworth Park Drive, Draper, Utah 84020.

COMMUNICATIONS WITH DIRECTORS

        Shareholders and other interested parties may contact any of our directors, a committee of the Board, the Board's non-employee directors as a group or the Board generally, by writing to them at 1-800 CONTACTS, INC., 66 E. Wadsworth Park Drive, Draper, Utah 84020, Attention: Corporate Secretary.

        The Governance and Nominating Committee has approved a process for handling letters received by us and addressed to any of our directors, a committee of the Board, the Board's non-employee directors as a group or the Board generally. Under that process, the Secretary reviews all such correspondence and regularly forwards to the directors a summary of all such correspondence, together with copies of all such correspondence that, in the opinion of the Secretary, deal with functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to members of the Board and request copies of such correspondence.

OTHER MATTERS

        We will bear the costs of soliciting proxies from our stockholders. In addition to the use of the mail, our directors, officers and employees may solicit proxies by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

        The directors know of no other matters which are likely to be brought before the annual meeting, but if any such matters properly come before the meeting the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

R. Joe Zeidner Secretary
April 15, 2005

        IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Appendix A

1-800 CONTACTS, INC.

AUDIT COMMITTEE CHARTER

I.    Purpose

        The Audit Committee is appointed by the Board of Directors of the Company (the "Board") to assist the Board in overseeing the

  •
  integrity of the financial statements of the Company,

  •
  independent auditor's qualifications and independence,

  •
  performance of the Company's internal audit function and independent auditors,

  •
  approval of all auditing services and non-audit services, if any, undertaken by the Company's independent auditor, and

  •
  compliance by the Company to legal and regulatory requirements.

        The Audit Committee shall prepare any reports required by the rules of the Securities and Exchange Commission (the "Commission") or NASDAQ to be included in the Company's annual proxy statement.

II.    Membership and Independence

        The Audit Committee shall consist of at least three members composed entirely of "independent" directors. The members of the Audit Committee shall meet the independence requirements as set forth under the applicable provisions of the Sarbanes-Oxley Act of 2002, the applicable rules and regulations of the Commission and the applicable rules and regulations of NASDAQ. Each of the Audit Committee members shall be knowledgeable in financial and auditing matters, such that each member of the Audit Committee can read and understand financial statements. At least one member of the Audit Committee shall be deemed an Audit Committee "financial expert" as such term is to be defined by the Commission and under applicable rules and regulations promulgated by NASDAQ.

        In order to preserve the independence of the Audit Committee, the director's fees shall be the only compensation that an Audit Committee member may receive from the Company. An Audit Committee member may receive his or her fee in cash and/or company stock or options or other in-kind consideration ordinarily available to directors, as well as all the regular benefits that other directors receive. In light of the significantly greater time commitment required of the Audit Committee members, a reasonable director's fee for an Audit Committee member may be greater than that of other directors.

III.  Committee Membership Appointment and Removal

        Members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. The Chair of the Audit Committee, who shall be appointed by the Board, shall be responsible for leadership of the Audit Committee, including preparing agendas for and presiding over meetings, making Audit Committee assignments and reporting to the Board. The Chair will also maintain regular liaison with the Chief Executive Officer, the Chief Financial Officer and the Controller of the Company and the lead independent audit partner.

IV.    Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to retain or terminate the Company's independent auditors (subject, if applicable, to shareholder ratification). The Audit Committee shall have the sole authority to approve all audit and non-audit services provided by the independent auditors, including the engagement fees and the terms of such services. The Audit Committee may consult with management but may not delegate these responsibilities to management. All approvals of non-audit services by the Audit Committee shall be disclosed to investors in periodic reports filed with the Securities and Exchange Commission.

        The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

        In the course of fulfilling its duties, and to the extent it deems necessary and appropriate, the Audit Committee shall have the authority to retain and consult with outside legal, accounting or other advisors. In order to perform its oversight functions most effectively, the Audit Committee shall meet separately with management, the internal auditors and the independent auditors on a periodic basis.

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly, assuring the taking of and publishing of minutes. Attendance of all members at a meeting of the Audit Committee is required to establish a quorum. The affirmative vote of two members of the Audit Committee is required to bind the Audit Committee.

        The Audit Committee shall:

        A.    Financial Reporting

  •
  Review and discuss the annual audited financial statements with management and the independent auditor, including the Company's disclosures under the "Management's Discussion and Analysis of Financial Condition and Results of Operation." Based on such review and discussions, the Audit Committee shall make recommendations to the Board on whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

  •
  Review and discuss the quarterly financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  •
  Review and discuss with the management all earnings press releases, including the use of "pro forma" information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee's responsibilities to discuss such financial information may be done generally (i.e. discussion of the types of information to be disclosed and the type of presentation to be made). The Audit Committee need not discuss in advance each earnings release or each instance in which a company may provide earnings guidance.

  •
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  •
  Review and discuss with management and the independent auditor

  •
  major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles,

  •
  analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statement, including analyses of the effects of alternative GAAP methods on the financial statements,

    •
    the effect of regulatory accounting initiatives, as well as off-balance sheet structures, on the financial statement of the Company, and

    •
    earnings press release (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

        B.    Oversight of the Company's Relationship with the Independent Auditor

  •
  Review with the independent auditor any audit problems or difficulties encountered by the auditor in the course of the audit work and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. Examples include: any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented the by engagement; and any "management" or "internal control" letter issued by the audit firm to the Company. The Audit Committee shall be charged with resolving any disagreements between management and the independent auditor regarding financial reporting.

  •
  On at least an annual basis, obtain and review a report by the independent auditor describing

  •
  the auditor's internal quality-control procedures,

  •
  any material issues raised by the most recent internal quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the audit firm,

  •
  any steps taken to deal with any such issues, and

  •
  all relationships between the independent auditor and the Company.

  •
  On a timely basis, review reports from the independent auditor describing

  •
  all critical accounting policies and practices to be used,

  •
  all alternative treatments of financial information discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and

  •
  other material communications between the independent auditor and the management, such as any management letter or schedule of unadjusted differences.

  •
  Evaluate the auditor's qualifications, performance and independence, including the review and evaluation of the lead partner and senior members of the independent auditor team. In its evaluation, the Audit Committee should take into account the opinions of the management and the Company's internal auditors, as well as the independent auditor's work throughout the year. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

  •
  In order to assure the regular rotation of the lead audit partner as required by law and to maintain continuing auditor independence, the Audit Committee shall adopt a policy of mandatory rotation of the independent audit firm.

  •
  Recommend to the Board the adoption of clear hiring policies regarding the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

        C.    Oversight of the Company's Internal Audit Function

  •
  The Audit Committee shall report to the Board on a regular basis and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

  •
  Discuss with the independent auditor the internal audit department responsibilities and the budget and staffing of the Company's internal audit function.

  •
  Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of such material control deficiencies.

        D.    Reporting by the Audit Committee to the Board

  •
  Report Audit Committee activities to the Board and issue an annual report (including appropriate oversight conclusions) to be included in the Company's proxy statement for its annual meeting of shareholders.

  •
  Review the Audit Committee Charter with the Board on an annual basis, in order to reassess the adequacy of the Charter and recommend any proposed changes to the Board for approval.

Adopted by the Board of Directors on October 27, 2003.

Appendix B

1-800 CONTACTS, INC.

COMPENSATION COMMITTEE CHARTER

I.    Purpose

        The Compensation Committee is appointed by the Board of Directors of the Company (the "Board") to discharge the Board's responsibilities relating to compensation of the Company's directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs.

        The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

II.    Membership and Independence

        The Compensation Committee shall consist of at least three members composed entirely of "independent" directors. The members of the Compensation Committee shall meet the independence requirements as set forth under the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules and regulations of NASDAQ. In order to preserve the independence of the Compensation Committee, the director's fees shall be the only compensation that a Compensation Committee member may receive from the Company. A Compensation Committee member may receive his or her fee in cash and/or company stock or options or other in-kind consideration ordinarily available to directors, as well as all the regular benefits that other directors receive.

III.  Committee Membership Appointment and Removal

        Members of the Compensation Committee shall be appointed by the Board. Compensation Committee members may be replaced by the Board. The Chair of the Compensation Committee, who shall be appointed by the Board, shall be responsible for leadership of the Compensation Committee, including preparing agendas for and presiding over meetings, assuring the taking of and publishing of minutes, making Compensation Committee assignments and reporting to the Board. The Chair will also maintain regular liaison with the Chief Executive Officer, the Chief Financial Officer, the General Counsel and the Director of Human Resources of the Company.

IV.    Committee Structure and Operations

        With Board approval, the Compensation Committee may form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of independent directors.

        The Compensation Committee shall meet as often as it determines, but not less frequently than annually. Attendance of all members at a meeting of the Compensation Committee is required to establish a quorum. The affirmative vote of two members of the Compensation Committee is required to bind the Compensation Committee.

V.     Committee Authority and Responsibilities

        A.    The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

        B.    The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives and recommend to the Board the CEO's compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Compensation Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the CEO in past years.

        C.    The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors, officers and other key executives, including incentive-compensation plans and equity-based plans.

        D.    The Compensation Committee shall produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

        E.    The Compensation Committee shall annually review and approve, for the CEO and the senior executives of the Company,

    •
    the annual base salary level,

    •
    the annual incentive opportunity level,

    •
    the long-term incentive opportunity level,

    •
    employment agreements, severance arrangements and change in control agreements/provisions, in each case as, when and if appropriate, and

    •
    any special or supplemental benefits.

        F.     The Compensation Committee shall make regular reports to the Board.

        G.    The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Compensation Committee shall annually review its own performance.

Adopted by the Board of Directors on October 27, 2003.

Appendix C

1-800 CONTACTS, INC.

AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

ARTICLE 1

IDENTIFICATION OF THE PLAN

        1.1.    TITLE.    The plan described herein shall be known as the 1-800 CONTACTS, INC. Amended and Restated 2004 Stock Incentive Plan (the "Plan").

        1.2.    PURPOSE.    The purpose of this Plan is to promote long-term growth and profitability of 1-800 CONTACTS, INC. (the "Company") and its Subsidiaries by (i) compensating certain directors, officers, employees of and certain other persons who perform services for the Company and its Subsidiaries for services rendered by such persons after the date of adoption of this Plan to the Company or any Subsidiary; (ii) providing certain directors, officers and employees of the Company and its Subsidiaries with significant additional incentive to promote the financial success of the Company; and (iii) providing an incentive which may be used to induce able persons to serve or remain on the Board of Directors of the Company or to enter into or remain in the employment of the Company or any Subsidiary. Grants of Incentive or Non-qualified Stock Options, Restricted Stock or a combination of the foregoing may be made under the Plan.

        1.3.    EFFECTIVE DATE.    The Plan became effective upon its approval by the Board of Directors and the stockholders of the Company (the "Effective Date").

        1.4.    DEFINED TERMS.    Certain capitalized terms used herein have the meanings as set forth in Section 12.1 of the Plan.

ARTICLE 2

ADMINISTRATION OF THE PLAN

        2.1.    INITIAL ADMINISTRATION.    This Plan shall initially be administered by the Board of Directors. The Board of Directors shall delegate the administration of the Plan to a Compensation Committee (the "Committee") in the event that such a committee is established by the Board of Directors and is comprised of persons appointed by the Board of Directors of the Company in accordance with the provisions of Section 2.3. The Board shall exercise full power and authority regarding the administration of the Plan until such administration is delegated to the Committee. Unless the context otherwise requires, references herein to the Committee shall be deemed to refer to the Board of Directors until the administration of the Plan has been delegated to the Committee.

        2.2.    COMMITTEE'S POWERS.    The Committee shall have full power and authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Committee shall have full power and authority (i) to interpret the terms of this Plan, the terms of the Grants and the rules and procedures established by the Committee and (ii) to determine the meaning of or requirements imposed by or rights of any person under this Plan, any Grant or any rule or procedure established by the Committee. Each action of the Committee which is within the scope of the authority delegated to the Committee by this Plan or by the Board shall be binding on all persons.

        2.3.    COMMITTEE MEMBERSHIP.    The Committee shall be composed of two or more members of the Board, each of whom is an "outside director," as defined in Section 162(m) of the Code, and a "Non-Employee Director," as defined in Securities and Exchange Commission Rule 16b-3, as amended ("Rule 16b-3"), or any successor rules or government pronouncements. The Board shall have the power to determine the number of members which the Committee shall have and to change the number of membership positions on the Committee from time to time. The Board shall appoint all members of the Committee. The Board may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board at any time with or without cause.

        2.4.    COMMITTEE PROCEDURES.    The Committee shall hold its meetings at such times and places as it may determine. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. Unless the Board or the Committee expressly decides to the contrary, a majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the Committee members in attendance at a meeting at which a quorum of Committee members are present shall be deemed an act of the Committee.

        2.5.    INDEMNIFICATION.    No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee under this Plan. Service on the Committee shall constitute service as a director of the Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent provided for at any time in the Company's Certificate of Incorporation and By Laws, or in any insurance policy or other agreement intended for the benefit of the Company's directors.

ARTICLE 3

PERSONS ELIGIBLE TO RECEIVE GRANTS

        A person shall be eligible to receive a Grant under the Plan only if on the proposed Granting Date for such Grant such person is an employee of, is currently serving as a member of the Board of Directors of, has rendered or is expected to render within a twelve-month period of the Granting Date advisory or consulting services to, or to whom an offer of employment has been extended by the Company or any Subsidiary. A person eligible to receive a Grant is herein called a "Grantee."

ARTICLE 4

GRANT OF COMMON STOCK

        4.1.    POWER TO GRANT COMMON STOCK.    The Committee shall have the right and the power to grant at any time to any Grantee Options, Restricted Stock or a combination thereof (each a "Grant"), in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of this Plan as may be established by the Committee on or prior to the Granting Date for such Grant. In addition, the Board may approve a total amount of Shares for grant and then specifically authorize the Committee or senior management of the Company to make grants of the approved Shares to Grantees.

        4.2.    GRANTING DATE.    A Grant shall be deemed to have been made under this Plan on the date (the "Granting Date") which the Committee designates as the Granting Date at the time it approves such Grant, provided that the Committee may not designate a Granting Date with respect to any Grant which is earlier than the date on which the granting of such Grant is approved by the Committee.

ARTICLE 5

INCENTIVE AND NON-QUALIFIED OPTIONS

        5.1.    OPTION TERMS WHICH THE COMMITTEE MAY DETERMINE.    The Committee shall have the power to determine the Grantee to whom Options are granted, the number of Shares subject to each Option, the number of Options granted to each Grantee and the time at which each Option is granted. Except as otherwise expressly provided in this Plan, the Committee shall also have the power to determine, at the time of the grant of each Option, all terms and conditions governing the rights and obligations of the Grantee with respect to such Option. With respect to any Option, the Committee shall have the power to determine: (a) the purchase price per Share or the method by which the purchase price per Share will be determined; (b) the length of the period during which the Option may be exercised and any limitations on the number of Shares purchasable with the Option at any given time during such period; (c) the times at which the Option may be exercised; (d) any conditions precedent to be satisfied before the Option may be exercised, such as vesting period; (e) any restrictions on resale of any Shares purchased upon exercise of the Option; (f) the extent to which the Option may be transferable; and (g) whether the Option will constitute an Incentive Stock Option.

        5.2    INCENTIVE STOCK OPTIONS.    It is the Company's intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Non-qualified Stock Options.

        5.3.    TERM LIMITATION.    No Incentive Stock Option may be granted under this Plan which is exercisable more than ten years after its Granting Date. This Section 5.3 shall not be deemed to limit the term which the Committee may specify for any Non-qualified Options granted under the Plan.

        5.4.    $100,000 PER YEAR LIMIT ON INCENTIVE STOCK OPTIONS.    No Grantee may be granted Incentive Stock Options if the value of the Shares subject to those options which first become exercisable in any given calendar year (and the value of the Shares subject to any other Incentive Stock Options issued to the Grantee under the Plan or any other plan of the Company or its Subsidiaries which first become exercisable in such year) exceeds $100,000. For this purpose, the value of Shares shall be determined on the Granting Date. Any Incentive Stock Options issued in excess of the $100,000 limit shall be treated as Non-qualified Options. Incentive Stock Options shall be taken into account in the order in which they were granted.

ARTICLE 6

RESTRICTED STOCK

        6.1    RESTRICTED STOCK TERMS WHICH THE COMMITTEE MAY DETERMINE.    The Committee may at any time and from time to time grant Shares of Restricted Stock under the Plan to such Grantees and in such amounts as it determines. Each grant of Restricted Stock shall specify the applicable restrictions on such Shares (including, for example, time, performance, price and milestone based vesting restrictions), the duration of such restrictions and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

        6.2    REQUIRED PAYMENT UPON GRANT.    The Grantee will be required to pay the Company the aggregate par value of any Shares of Restricted Stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, and any successor thereto) within ten days of the date of grant, unless such Shares of Restricted Stock are treasury shares.

        6.3    ESCROW OF RESTRICTED STOCK AND STOCKHOLDER RIGHTS.    Unless otherwise determined by the Committee, certificates representing Shares of Restricted Stock granted under the

Plan will be held in escrow by the Company on the Grantee's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the Grantee will be required to execute a blank stock power therefore. Except as otherwise provided by the Committee, during such period of restriction the Grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such Grantee's Restricted Stock shall be subject to the same restrictions as then in effect for the Restricted Stock.

        6.4    FORFEITURE.    Except as otherwise provided by the Committee, at such time as a Grantee ceases to be a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of Restricted Stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

ARTICLE 7

GRANT TERMS

        7.1.    AGREEMENT.    No Grantee shall have any rights under any Grant unless and until the Company and the Grantee have executed and delivered an agreement expressly making the Grant to such Grantee and containing provisions setting forth the terms of the Grant (either an "Option Agreement" or a "Restricted Stock Agreement", as the case may be). Unless otherwise provided by the Committee, the form of Stock Option Agreement, attached to this Plan as Exhibit A, or the form of Restricted Stock Agreement, attached to this Plan as Exhibit B, shall be used by the Committee in making Grants under the Plan.

        7.2.    LIMITATION ON SHARES ISSUABLE TO ANY GRANTEE.    The aggregate number of Shares that may relate to Options made to a Grantee during any calendar year (including those Options already exercised by the Grantee) shall not exceed 200,000 shares, as adjusted pursuant to Article 10 of this Plan.

        7.3.    PLAN PROVISIONS CONTROL TERMS.    The terms of this Plan shall govern all Grants. In the event any provision of any Option Agreement or Restricted Stock Agreement conflicts with any term in this Plan as constituted on the Granting Date of such Grant, the term in this Plan as constituted on the Granting Date of the Grant shall control. Except as provided in Article 10, the terms of any Grant may not be changed after the Granting Date of such Grant without the express approval of the Company and the Grantee.

        7.4.    TRANSFER OF GRANTS.    A Grant made pursuant to this Plan may be transferable as provided in the Option Agreement or Restricted Stock Agreement, as applicable. It shall be a condition precedent to any transfer of any Grant that the transferee executes and delivers an agreement acknowledging that such Grant has been acquired for investment and not for distribution and is and shall remain subject to this Plan and the applicable Option Agreement or Restricted Stock Agreement. The "Grantee" of any Grant shall mean (i) the initial grantee of such Grant or (ii) any permitted transferee.

        7.5.    NO RIGHT TO EMPLOYMENT CONFERRED.    Nothing in this Plan or (in the absence of an express provision to the contrary) in any Option Agreement or Restricted Stock Agreement (i) confers any right or obligation on any person to continue in the employ of the Company or any Subsidiary or (ii) affects or shall affect in any way any person's right or the right of the Company or any Subsidiary to terminate such person's employment with the Company or any Subsidiary at any time, for any reason, with or without cause.

ARTICLE 8

REGULATORY COMPLIANCE

        8.1.    TAXES.    The Company or any Subsidiary shall be entitled, if the Committee deems it necessary or desirable, to withhold from a Grantee's salary or other compensation (or to secure payment from the Grantee in lieu of withholding) all or any portion of any withholding or other tax due from the Company or any Subsidiary with respect to any Shares deliverable under such Grantee's Grant.

        The Committee may (but need not) permit payment of such tax withholding by the Company's retention of Shares which would otherwise be transferred to the Grantee (i) upon exercise of an Option or (ii) upon grant or lapse of restrictions of Shares of Restricted Stock, as the case may be. In the event any Common Stock is retained by the Company to satisfy all or any part of the withholding, the part of the withholding deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying the Per Share Market Value as of the date of (i) exercise of an Option or (ii) grant or lapse of restrictions of Restricted Stock, as the case may be, by the number of Shares retained by the Company. The number of Shares retained by the Company in satisfaction of withholding shall not be a number which, when multiplied by the Per Share Market Value as of the date of (i) exercise of an Option or (ii) grant or lapse of restrictions of Restricted Stock, as the case may be, would result in a product greater than the withholding amount. No fractional Shares shall be retained by the Company in satisfaction of withholding. Notwithstanding Article 9, unless the Board shall otherwise determine, for each Share retained by the Company in satisfaction of all or any part of the withholding amount, the aggregate number of Shares subject to this Plan shall be increased by one Share. The Company may defer delivery under a Grantee's Grant until indemnified to its satisfaction with respect to such withholding or other taxes.

        8.2.    SECURITIES LAW COMPLIANCE.    Each Grant shall be subject to the condition that an Option may not be exercised and the restrictions on Shares Restricted Stock may not lapse if and to the extent the Committee determines that the sale of securities upon exercise of the Option or lapse of the restrictions may violate the Securities Act or any other law or requirement of any governmental authority. The Company shall not be deemed by any reason of the making of any Grant to have any obligation to register the Shares subject to such Grant under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act. An Option shall not be exercisable and the restrictions shall not lapse if the Committee or the Board determines there is non-public information material to the decision of the Grantee to exercise such Option or trade such Restricted Stock which the Company cannot for any reason communicate to such Grantee.

ARTICLE 9

SHARES SUBJECT TO THE PLAN

        Except as provided in Section 8.1 and Article 10, an aggregate of 1,940,000 Shares of Common Stock may be issued pursuant to or be subject to this Plan. The Common Stock issued under the Plan may be either authorized and unissued shares, shares reacquired and held in the treasury of the Company, or both, all as from time to time determined by the Board. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the Grant or the taxes payable with respect to the Grant, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further Grants under the Plan. No fractional Shares will be eligible to be issued under the Plan.

        In the event of a change in the Shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

ARTICLE 10

ADJUSTMENTS TO REFLECT ORGANIC CHANGES

        The Board shall appropriately and proportionately adjust the number and kind of Shares subject to outstanding Grants, the price for which Shares may be purchased upon the exercise of outstanding Options or lapse of restrictions on outstanding Restricted Stock, as the case may be, and the number and kind of Shares available for Grants subsequently made under this Plan to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in the capitalization of the Company which the Board determines to be similar, in its substantive effect upon this Plan or the Grants, to any of the changes expressly indicated in this sentence. The Board may (but shall not be required to) make any appropriate adjustment to the number and kind of Shares subject to outstanding Grants, the price for which Shares may be purchased upon the exercise of outstanding Options or lapse of restrictions on outstanding Restricted Stock, as the case may be, and the number and kind of Shares available for Grants subsequently made under this Plan to reflect any spin-off, spin-out or other distribution of assets to stockholders or any acquisition of the Company's stock or assets or other change which the Board determines to be similar, in its substantive effect upon this Plan or the Grants, to any of the changes expressly indicated in this sentence. The Committee shall have the power to determine the amount of the adjustment to be made in each case described in the preceding two sentences, but no adjustment approved by the Committee shall be effective until and unless it is approved by the Board. In the event of any reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, the Board may (but shall not be required to) substitute the per share amount of such stock, securities or assets for Shares upon any subsequent exercise of any Option or lapse of restrictions on any Shares of Restricted Stock, as the case may be.

ARTICLE 11

AMENDMENT AND TERMINATION OF THE PLAN

        11.1.    AMENDMENT.    Except as provided in the following two sentences, the Board shall have complete power and authority to amend this Plan at any time, and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. So long as the Common Stock is eligible for trading on the Nasdaq National Market, the Board shall obtain stockholder approval for those amendments of the Plan required to be so approved pursuant to the By-laws of the National Association of Securities Dealers. The Board shall not, without the affirmative approval of the Company's stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. No termination or amendment of this Plan may, without the consent of the Grantee prior to termination or the adoption of such amendment, materially and adversely affect the rights of such Grantee under such Grant.

        11.2.    TERMINATION.    The Board shall have the right and the power to terminate this Plan at any time, provided that no Incentive Stock Options may be granted after the tenth anniversary of the adoption of this Plan. No Grant shall be made under this Plan after the termination of this Plan, but the termination of this Plan shall not have any other effect. Any Option outstanding at the time of the termination of this Plan may be exercised, and the restrictions on any Restricted Stock may lapse, after termination of this Plan at any time prior to the Expiration Date of such Grant to the same extent such

Option would have been exercisable and such restriction would have lapsed had this Plan not terminated.

ARTICLE 12

DEFINITIONS AND OTHER PROVISIONS OF THE PLAN

        12.1.    DEFINITIONS.    Each term defined in this Section 12.1 has the meaning indicated in this Section 12.1 whenever such term is used in this Plan:

        "Board of Directors" and "Board" both mean the Board of Directors of the Company as constituted at the time the term is applied.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" has the meaning such term is given in Section 2.1 of this Plan.

        "Common Stock" means the issued or issuable Common Stock, par value $.01 per share, of the Company.

        "Company" as applied as of any given time shall mean 1-800 CONTACTS, INC., a Delaware corporation, except that if prior to the given time any corporation or other entity has acquired all or a substantial part of the assets of the Company (as herein defined) and has agreed to assume the obligations of the Company under this Plan, or is the survivor in a merger or consolidation to which the Company was a party, such corporation or other entity shall be deemed to be the Company at the given time.

        "Expiration Date" as applied to any Grant means the date specified in the Option Agreement or the Restricted Stock Agreement, as the case may be, between the Company and the Grantee as the expiration date of such Grant. If no expiration date is specified in the Option Agreement relating to any Option or the Restricted Stock Agreement relating to any grant of Restricted Stock, as the case may be, then the Expiration Date of such Grant shall be the day prior to the tenth anniversary of the Granting Date of such Grant. Notwithstanding the preceding sentences, if the person to whom any Incentive Stock Option is granted owns, on the Granting Date of such Incentive Stock Option, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any parent or Subsidiary of the Company in existence on the Granting Date of such Incentive Stock Option), and if no expiration date is specified in the Option Agreement relating to such Incentive Stock Option, then the Expiration Date of such Incentive Stock Option shall be the day prior to the fifth anniversary of the Granting Date of such Incentive Stock Option.

        "Grant" has the meaning such term is given in Sections 4.1 of this Plan.

        "Grantee" has the meaning such term is given in Article 3 and Section 7.4 of this Plan.

        "Granting Date" has the meaning such term is given in Section 4.2 of this Plan.

        "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, which is granted pursuant to this Plan.

        "Non-qualified Stock Option" means any Option other than an Incentive Stock Option.

        "Option" means an option to purchase Common Stock which shall be granted by the Committee pursuant to the provisions of this Plan. The term "Option" includes both Incentive Stock Options and Non-qualified Stock Options.

        "Option Agreement" has the meaning such term is given in Section 7.1 of this Plan.

        "Per Share Market Value" on any given date shall be the fair market value of one Share as of the close of business on the given date determined in such manner as shall be prescribed in good faith by the Committee; provided, that as long as the Shares are traded on a national securities exchange or national automated quotation system (such as the Nasdaq National Market), the Per Share Market Value shall be the reported closing price of the Shares on such date.

        "Plan" has the meaning such term is given in Section 1.1 of this Plan.

        "Restricted Stock" means Common Stock subject to certain restrictions, including, but not limited to, time or employment-based vesting restrictions or objective, non-discretionary performance criteria.

        "Restricted Stock Agreement" has the meaning such term is given in Section 7.1 of this Plan.

        "Securities Act" at any given time shall consist of: (i) the Securities Act of 1933 as constituted at the given time; (ii) any other law or laws promulgated prior to the given time by the United States Government which are in effect at the given time and which regulate or govern any matters at any time regulated or governed by the Securities Act of 1933; (iii) all regulations, rules, registration forms and other governmental pronouncements issued under the laws specified in clauses (i) and (ii) of this sentence which are in effect at the given time; and (iv) all interpretations by any governmental agency or authority of the things specified in clause (i), (ii) or (iii) of this sentence which are in effect at the given time. Whenever any provision of this Plan requires that any action be taken in compliance with any provision of the Securities Act, such provision shall be deemed to require compliance with the Securities Act as constituted at the time such action takes place.

        "Share" means a share of Common Stock.

        "Subsidiary" means any corporation in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of securities of such corporation.

        12.2.    HEADINGS.    Section headings used in this Plan are for convenience only, do not constitute a part of this Plan and shall not be deemed to limit, characterize or affect in any way any provisions of this Plan. All provisions in this Plan shall be construed as if no headings had been used in this Plan.

        12.3.    SEVERABILITY.

          (a)    General.    Whenever possible, each provision in this Plan and in every Grant at any time granted under this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any Grant at any time granted under this Plan is held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of this Plan and every Grant at any time granted under this Plan shall remain in full force and effect.

          (b)    Incentive Stock Options.    Whenever possible, each provision in this Plan and in every Option at any time granted under this Plan which is evidenced by an Option Agreement which expressly states such Option is intended to constitute an Incentive Stock Option under Code Section 422 (an "intended ISO") shall be interpreted in such manner as to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, but if any provision of this Plan or any intended ISO at any time granted under this Plan is held to be contrary to the requirements necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, and (ii) all other provisions of this Plan and such intended ISO shall remain in full force and effect. If any Option Agreement covering an intended ISO granted under this Plan does not explicitly include any terms required to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then all such terms shall be deemed implicit in the intention to afford such treatment to such Option and such Option shall be deemed to have been granted subject to all such terms.

        12.4.    NO STRICT CONSTRUCTION.    No rule of strict construction shall be applied against the Company, the Committee or any other person in the interpretation of any of the terms of this Plan, any Grant or any rule or procedure established by the Committee.

        12.5.    CHOICE OF LAW.    This Plan and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the internal laws of the State of Delaware.

        12.6.    TAX CONSEQUENCES.    Tax consequences from the purchase and sale of Shares may differ among Grantees under the Plan. Each Grantee should discuss specific tax questions regarding participation in the Plan with his or her own tax advisor.

ANNUAL MEETING OF STOCKHOLDERS OF

1-800 CONTACTS, INC.

May 20, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\*/ Please detach along perforated line and mail in the envelope provided. \*/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS.
NOMINEES:
☐	FOR ALL NOMINEES	( ) ( )	Thomas H. Boggs, Jr. John F. Nichols
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	( )	Garth T. Vincent
☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (•)
		FOR	AGAINST	ABSTAIN
2.	Proposal to amend and restate the 2004 Stock Incentive Plan.	☐	☐	☐
3.	Proposal to ratify the selection of KPMG LLP as independent auditors for the fiscal year 2005.	☐	☐	☐
4.	Upon or in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.	☐	☐	☐

        This proxy will be voted as specified, and unless otherwise specified, this proxy will be voted FOR the election as directors of all nominees and FOR Proposals 2, 3 and 4.

        Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Proof #1

1-800 CONTACTS, INC.

Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting
MAY 20, 2005

        The undersigned hereby constitutes and appoints Jonathan C. Coon and R. Joe Zeidner, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at the executive offices of 1-800 CONTACTS, INC., 66 E. Wadsworth Park Drive, Draper, Utah 84020, on Friday, May 20, 2005, and at any adjournment or postponement thereof, on all matters coming before said meeting.

        You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this card.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE